Exhibit 99

Public Service Enterprise Group

Lehman Brothers Global Warming Solutions Conference

New York City

June 3, 2008

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse changes in energy industry, policies and regulation, including market rules that may adversely affect our operating results.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and/or regulatory approvals from federal and/or state regulators.

Changes in federal and/or state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse capital market performance of our decommissioning and defined benefit plan trust funds.

Changes in technology and/or increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

Ralph LaRossa

President and Chief Operating Officer – PSE&G

Energy Efficiency, Demand Response and
Renewables: Opportunities for Growth

Climate Change

The science on Climate Change is real and not debatable.

Satisfying the world’s appetite for energy contributes to the growing crisis of global climate change.

NJ can help lead the way in reducing the threat of climate change, and position NJ to be as economically competitive as possible as the world mobilizes to address that threat.

PSE&G is committed to apply its broad-based expertise and “patient”
capital in new ways to reduce energy demand, spur investment in renewable resources and develop new sources of carbon-free supply.

PSE&G will continue to do its part as a leader in the energy industry and responsible corporate citizen, working closely with other stakeholders to tackle the most important environmental challenge of our time.

Energy Master Plan (EMP)

•  Draft EMP released by Governor’s Office on April 17, 2008.

•  Under a “business as usual” approach with no changes in State policies or actions, New Jersey’s projected energy demand in 2020 will be about 100,000 GWh of electricity and over 590 trillion BTUs of natural gas.

•  In addition, greenhouse gas emissions from the electricity and heating fuel sectors will increase to over 90 million metric tons of carbon dioxide.

        Projected Electricity Growth Rate in New Jersey for all Sectors
2005 - 2020

110,000

100,000

50,000

90,000

80,000

70,000

60,000

2005

2006

2019

2008

2007

2009

2010

2012

2017

2020

2016

2015

2014

2013

2011

2018

Source: Draft NJ EMP, 4.17.08

All Sectors (1.52% Annual Growth)

Energy Master Plan (EMP)

•  Long-term planning of the electricity system typically is based on projections that the highest peak demand will

increase year by year.

•  Plans are implemented to expand the system’s capacity

to deliver electricity to keep up with the expected

increases in the highest peak demand.

Atlantic City Electric

Jersey Central Power & Light

Public Service Electric & Gas

Rockland Electric

TOTAL

2,829

6,478

10,967

435

20,709

3,866

8,216

12,978

497

25,557

2.60%

2.00%

1.40%

1.10%

1.75%

Utility

Summer 2008

Peak Demand

Forecast (MW)

Projected Annual

Growth Rate

Projected 2020

Peak Demand

(MW)

Source: Draft NJ EMP, 4.17.08

Energy Master Plan (EMP)

• GOAL 1:

Maximize the State’s energy conservation and energy efficiency to achieve reduction in energy consumption of at least 20% (20,000 GWhrs) by 2020.

• GOAL 2:

Reduce peak demand for electricity by 5,700 MW by 2020.

EE Related Peak
Load Reduction
24%

Appliance
Standards
11%

Demand
Response
Programs
39%

CHP
26%

Actions to Achieve
2020 Peak Load Reduction Target: 5,700 MW

This electricity is projected to come from 900 MW of biomass capacity, at least 1000 MW of offshore wind capacity, 200 MW of onshore wind capacity, and 1,700 MW of solar capacity

Energy Master Plan (EMP)

• GOAL 3:

Meet 22.5% (3,600 MW) of the State’s electricity
needs from renewable sources.

        Projected Electricity Growth Rate in New Jersey for all Sectors
2005 - 2020

110,000

100,000

90,000

80,000

70,000

60,000

50,000

2006

2013

2014

2015

2016

2017

2018

2019

2020

2012

2011

2010

2009

2008

2005

2007

Year

All Sectors (1.52% Annual Growth)

Source: Draft NJ EMP, 4.17.08

Energy Master Plan (EMP)

GOAL 4:

Develop new low carbon emitting, efficient            power plants and close the gap between the                          supply and demand of electricity.

GOAL 5:

Invest in innovative clean energy technologies and businesses to stimulate the industry’s growth in New Jersey.

PSE&G’s Role

“Green” initiatives include:

Campaigning for tougher power plant emission standards

Installing new electrical wires and state-of-the-art  transformers that are expected to reduce carbon emissions by almost 60,000 tons by year 2020

CFL Pledge Campaign

Replacing 1,300 corporate fleet vehicles with fuel-efficient hybrids

Advanced Metering Infrastructure BPU Filing

Carbon Abatement Pilot BPU Filing

Helping customers obtain the latest energy-saving technology, such as programmable thermostats and high-efficiency lighting

EMP Working Group leadership and participation

Utility consensus position on utility participation in efficiency

RGGI legislation

PSE&G’s Blueprint for Sustainability – a challenge and an
opportunity

New Jersey has passed legislation that recognizes the
important role of utilities in promoting a sustainable energy future.

In April, PSE&G received approval from the NJ BPU to
begin a $105 million investment in solar energy.

We are working hard to obtain approval of two other
initiatives:

Carbon abatement pilot

AMI pilot to deploy and test advanced metering infrastructure

PSE&G Solar Loan Program
For Commercial, Industrial, Not-for-Profit, and Governmental Customers
Putting the power of green within your reach.
PSEG
We make things work for you.
"Climate change is the preeminent issue of our time. How we respond to climate change will define our company and our industry for decades to come."
For over 15 years, PSEG has been helping to protect the environment by...
Campaigning for tougher power plant emission standards.
Helping customers obtain the latest energy saving technology, such as programmable thermostats and high-efficiency lighting.
Replacing 1,300 corporate fleet vehicles with fuel-efficient hybrids.
Installing new electrical wires and state of the art transformers that are expected to reduce carbon emissions by almost 60,000 tons by the year 2020.
Investing approximately $105 million to help finance the installation of solar energy systems by New Jersey businesses, municipalities, non-profit organizations, and residents.
To find out more about the PSE&G Solar Loan Program, call 973-430-8460, or speak to your Solar Installer.
Visit www.pseg.com/solarloan today to download an application.
PSEG
We make things work for you.
www.pseg.com/solarloan
973-430-8460

Why did PSE&G initiate the Solar Loan Program?

At PSE&G, we’re committed to doing our part to save energy, slow global warming, and reduce our dependence on foreign oil. As New Jersey’s largest utility, PSE&G is uniquely positioned to provide the capital resources needed to implement this program.

Overview – Innovative Program

In April, PSE&G received BPU approval of a 2-energy year program to provide for the financing of solar panels and related equipment (Solar
Energy System) to properly qualified borrowers on a first come, first served basis.

The Solar Energy System must be installed within PSE&G’s electric distribution area and be eligible for net metering.

Each loan will be secured by a first priority lien on the solar equipment, Solar Renewable Energy Certificates (SRECs) and project documents collectively, the “Collateral”.

The borrower can repay the loan either in cash or by delivering
SRECs generated by the Solar Energy System to PSE&G as payment.

PSE&G estimates that the financing will represent approximately 40%
to 60% of total capital cost to purchase and install a Solar Energy
System.

The actual loan amount is based on the Solar Energy System
production capabilities (anticipated energy (mwh)).

PSE&G is exploring additional investments

* Plans not finalized and assumes that all regulatory approvals are obtained in the timeframe needed.

PV Solar:

PSE&G supplies 50% of the RPS requirements

Declining costs would increase % of RPS supplied with

same dollar today.

Energy

Efficiency:

50% of EMP goal (excluding portion met by code changes) in PSE&G service territory.

Demand

Response:

Retool current AC Cycling program to replace existing

equipment.

Onshore

Wind:

5MW on-shore wind; utility-owned

CHP:

Focus on the hospital segment to capture a % of the

total EMP load of 1500MW.

Other:

Consideration for emerging opportunities such as, green

collar jobs, geothermal, “Green Street Lights” and PHEV

Why PSE&G?

Throughout its 104-year history PSE&G has been committed to

providing safe, highly reliable energy as cost-effectively as possible.

PSE&G is part of the community it serves and its customers are its neighbors.  This close relationship puts the utility in a unique position to promote energy efficiency, house- by-house, neighborhood-by-

neighborhood to all of its customers, including urban residents, low-

income customers, and renters.

PSE&G has staying power and can deploy capital over the long term to ensure renewable sources and energy-efficiency gains are sustained.

We call that “patient” capital.

PSE&G is a national leader committed to reducing our collective carbon footprint.

Developing renewable/alternative energy

PSE&G hybrid truck
PSEG
Combating climate change

Bayonne School District
Use renewable/alternative energy

Innovative Energy Solutions

“We stand at the forefront in helping
society address the challenge of climate
change –  the preeminent issue of our
time, with the power to transform both
our company and our industry.”
- Ralph Izzo, Chairman of the Board, President and Chief
Executive Officer, PSEG

www.pseg.com/solarloan

APPENDIX

Market Segments – Universal Access

PSE&G will provide loans to properly qualified borrowers in four different market segments, on a first come, first served basis.

70 Experian

70 Experian

70 Experian

720 FICO

Minimum
Credit Score

9 MW

(hard cap)

12 MW

(hard cap)

3 MW

(soft cap first
year)

6 MW

(soft cap first
year)

Megawatts

Municipal

I&C

Multi-Family/
Affordable

Single Family/

Residential

Block

This innovative loan program also provides opportunities for tax equity players to invest in solar installations on PSE&G customer facilities.

Program is now available to non-residential segment.

Residential segment should be ready in 2 - 4 months upon approval of Dept. of
Banking and Insurance and BPU stakeholder process.

Rates and Return

PSE&G will provide loans to four different market segments, with specific loan characteristics:

11.11%

11.11%

11.11%

6.5%

Interest Rate

15 years

15 years

15 years

10 years

Term of Loan

Municipal

I&C

Multi-Family/
Affordable

Single Family/

Residential

Block

PSE&G’s pre-tax WACC is 11.11%.  In the Residential segment, the interest rate of 6.5% is supplemented with a charge to all ratepayers to provide PSE&G its
WACC on the loan.

The settlement also defines a guaranteed PSE&G ROE of 9.75% with recoverable administrative costs not to exceed $1MM in any year and no lost revenue.

If loans are paid off early, PSE&G retains the right to purchase SRECs through a call option.  The call option price is 75% of the then current Market Value of
SRECs.  The parties agreed that the call option provides benefits to ratepayers after the loan has been repaid.  The price will be determined at the time the
Company seeks to exercise the call option.

Key Loan Terms and Conditions

The borrower will fully repay the loans by providing PSE&G with

SRECs or cash, to repay principal and interest.

For every megawatt hour of energy produced by the Solar

Energy System, NJ’s Office of Clean Energy will credit the

borrower’s SREC account with one SREC (1mwh = 1 SREC).

Periodically, the SRECs will be transferred to PSE&G’s SREC

account as payment of the loan.

For repayment purposes, PSE&G will value the SRECs at the

greater of:  the floor price of $475 per SREC, or the actual market value at the time the SREC is credited.

Loan repayments are scheduled as fixed monthly payments

containing interest and principal.

Key Loan Terms and Conditions

PSE&G will conduct an annual true-up to compare the amount
due under the loan agreement with the sum of the value of all
SRECs generated that year.

The borrower will be required to pay any resulting shortfall (in cash) to PSE&G.  The owner of the Solar Energy System bears
the production risk.

If the value of the SRECs exceeds the amount due under the
loan agreement, such surplus will be credited toward the
outstanding balance to accelerate the amortization of the loan.

Each borrower will have a minimum credit score, no bankruptcy in the preceding 3 years and a favorable PSE&G credit
assessment.

Cost Recovery

PSE&G will recover the net monthly revenue requirements associated with the Program through a new Solar Pilot Recovery Charge (“SPRC”), which will be applicable to all electric Rate Schedules.

PSE&G will defer costs to the SPRC for future recovery.

PV Owner

From Fed Gov’t

ITC

MACRS

PSE&G

PSE&G

SREC Auction

Rate Payer

Capital: PSE&G Loan

SRECs used as currency for
loan repayment of principle
and interest.  SREC value >=
$475.  SREC value set by Mkt
value on day of transaction.

At this point, the SREC
certificate is a paper product.

Year 1

Year 2

Ratepayer sends
cash to cover
repayment of

Loan with

WACC return +
recoverable Admin
cost.

Public Market

Net  proceeds from SREC sale is
sent to Rate Payer. (net after admin
cost of auction)

PSE&G auctions its SRECs
to the market.  It does not
make a gain or loss.

PSE&Gs SRECs
sent to its auction
process

PSE&Gs
SRECs sold at
market price

Proceeds from
SREC sold to
PSE&G

When SREC > $475, Ratepayer will realize a
benefit to the extent the loan is prepaid and the
call option for the SRECs are exercised.  When
SREC < $475, Ratepayer will experience a
shortfall.  When SREC = $475, Ratepayer is

        neutral with regard to the non-residential

        loans.  The ratepayer is always out of

        pocket with respect to the admin cost and to
cover the difference between WACC and the
6.5% coupon rate on the residential loans.

Ratepayer funds
repayment of loan.

The current SREC life is 1 year.  A proposed change to the SREC life would change the SREC life to
2 energy year plus 3 months.

Public Service Enterprise Group